EXHIBIT 32


Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-KSB of SecureCARE Technologies, Inc. (the "Company") for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date:  May 19, 2006               /s/ ROBERT WOODROW
                                       -----------------------------------------
                                       Robert Woodrow
                                       President and Chief Executive Officer



     Date:  May 19, 2006               /s/ NEIL BURLEY
                                       -----------------------------------------
                                       Neil Burley
                                       Chief Financial Officer